Execution Copy                                                   Exhibit 10.5




                   SECOND AMENDMENT TO 3-YEAR CREDIT AGREEMENT


         This SECOND AMENDMENT TO 3-YEAR CREDIT AGREEMENT (this "Amendment") is dated as of August 27, 2002, and is entered into by and among Black Hills Corporation, a South Dakota corporation (the "Borrower"), ABN AMRO Bank N.V. in its capacity as administrative agent for the Banks party to the Credit Agreement described below (in such capacity, the "Administrative Agent"), and the financial institutions party hereto.

         WHEREAS, the Administrative Agent, the Banks and the Borrower have entered into that certain 3-Year Credit Agreement (as the same has been amended (including via that certain First Amendment to 3-Year and 364-Day Revolving Credit Agreements dated as of June 13, 2002), extended, modified or restated, the "Credit Agreement") dated as of August 28, 2001 among the Borrower, the financial institutions from time to time party thereto (each a "Bank," and collectively the "Banks"), U.S. Bank, National Association and The Bank of Nova Scotia, in their capacity as documentation agents for the Banks thereunder (in such capacity, "Documentation Agents"), Union Bank of California, N.A. and Bank of Montreal, in their capacity as syndication agents for the Banks thereunder (in such capacity, "Syndication Agents") and ABN AMRO Bank N.V. in its capacity as Administrative Agent for the Banks thereunder; and

         WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein and the Banks are, subject to the terms hereof, willing to so amend the Credit Agreement.

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.

     2. Amendments. Subject to the conditions set forth below, the Credit Agreement is amended as follows:

          (a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

               "L/C Commitment" means an amount equal to $100,000,000.

               "Level V Status" means neither Level I Status, Level II Status, Level III Status, nor Level IV Status exists, but Borrower's S&P Rating is BBB- or higher and its Moody's Rating is Baa3 or higher.

               "364 Day Credit Agreement" means that certain Amended and Restated 364 Day Credit Agreement dated as of August 27, 2002 among Borrower, ABN AMRO Bank, N.V., in its capacity as administrative agent for the Banks thereunder, U.S. Bank, National Association and The Bank of Nova Scotia, in their capacity as documentation agents for the Banks thereunder, Union Bank of California, N.A. and Bank of Montreal, in their capacity as syndication agents for the Banks thereunder and the various financial institutions from time to time party thereto as Banks

          (b) Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the definitions of "ABN AMRO Credit Agreement", "Interest Coverage Ratio", "Consolidating Interest Expense", "US Bank Credit Agreements", and "Wells Fargo Credit Agreements" appearing therein, (ii) deleting the parenthetical "(once obtained)" in each place such parenthetical appears in the definitions of "Level I Status", "Level II Status", "Level II Status", "Level IV Status", "Level V Status", and "Level VI Status", (iii) changing the words "Consolidating Interest Expense" too "Consolidated Interest Expenses" in the definition of "Consolidated EBITDA", (iv) changing the words "Black Hills Energy Ventures, Inc." to "Black Hills Energy, Inc." in the definition of "Material Subsidiaries" and (v) inserting the following definitions in proper alphabetical order:

               "Consolidated Fixed Charges" means, for any period and without duplication the sum of (i) the aggregate amount of Consolidated Interest Expense with respect to Recourse Indebtedness paid or scheduled to be paid for such period, and (ii) the aggregate amount of all mandatory scheduled payments (whether designated as payments or prepayments) and scheduled sinking fund payments with respect to principal of any Recourse Indebtedness of the Borrower or its Subsidiaries (including payments in the nature of principal under Capital Leases).

               "Consolidated Interest Expense" means, with reference to any period of the Borrower and its Subsidiaries, the sum of (i) all interest charges (including capitalized interest, imputed interest charges with respect to Capitalized Lease Obligations and all amortization of debt discount and expense and other deferred financing charges) of the Borrower and its Subsidiaries on a consolidated basis for such period determined in accordance with GAAP, other than interest charges relating to Non-Recourse Indebtedness, (ii) all commitment or other fees payable in respect of the issuance of standby letters of credit or other credit facilities for the account of the Borrower or its Subsidiaries, and (iii) net costs/expenses incurred by the Borrower and its Subsidiaries under Derivative Arrangements.

               "Fixed Charge Coverage Ratio" means, for any period of four consecutive quarters of the Borrower ending with the most recently completed such fiscal quarter, the ratio of (A) Adjusted Consolidated EBITDA to (B) Consolidated Fixed Charges for such period.

               "Liquid Assets" means, as the date of any calculation thereof, the sum of (i) the amount of unrestricted cash which the Borrower then has available, plus (ii) the aggregate amount of then available (meaning the Borrower is entitled to borrow such amounts pursuant to the applicable documentation) unused capacity under the Borrower's senior unsecured credit facilities (including this Agreement and the 364-Day Credit Agreement).

          (c) Section 2.2(a) of the Credit Agreement is hereby amended by adding the following sentence to the end of such subsection:

               No Issuing Agent shall have an obligation pursuant to the Credit Documents to issue any Letter of Credit if, after giving effect to the issuance of such Letter of Credit, the aggregate face amount of Letters of Credit issued by such Issuing Agent then outstanding would exceed $50,000,000.

          (d)  Section  2.12(b) of the  Credit  Agreement  is hereby  amended by
     changing  the  amount  "$200,000,000"   appearing  in  such  subsection  to
     "$300,000,000".

          (e) Section 5.4 of the Credit Agreement is hereby amended by (i) changing the date "December 31, 2000" in both places it appears in each Section to "December 31, 2001", and (ii) changing the date "June 30, 2001" to "June 30, 2002".

          (f) Sections  7.15(c) and 7.15(d) of the Credit  Agreement  are hereby
     amended  be  inserting  the  following   text  at  the  beginning  of  such
     subsections:

                  so long as the Borrower would be in compliance with Section
                  7.17 hereof (calculated as of the date of, and after giving affect to, such incurrence),

          (g) Section 7.16 of the Credit Agreement is hereby amended in its entirety to be and to read as follows:

                  Section 7.16 Consolidated Net Worth. Borrower will at the end of each fiscal quarter maintain Consolidated Net Worth in an amount of not less than the sum of (i) $425,000,000 plus (ii) fifty percent (50%) of the aggregate Consolidated Net Income, if positive, for the period beginning April 1, 2002 and ending on the last day of such fiscal quarter.

          (h) Section 7.18 of the Credit Agreement is hereby amended in its entirety to be and to read as follows:

                  Section 7.18 Fixed Charge Coverage Ratio. Borrower will maintain a Fixed Charge Coverage Ratio of not less than 1.50:1.00, as determined at the end of each fiscal quarter.

          (i) Section 7.25 of the Credit Agreement is hereby amended in its entirety to be and to read as follows:

                  Section 7.25 Ratings. Borrower will at all times this Agreement is in effect maintain a S&P Rating and a Moody's Rating (or if one or both of such ratings are unavailable, rating(s) from such other recognized national rating agency or agencies as may be acceptable to the Administrative Agent and the Required Banks).

          (j) A new Section 7.26 of the Credit Agreement is hereby added in proper numerical order to be and to read as follows:

                  Section 7.26 Liquidity Covenant. Borrower will, as of the last day of each fiscal quarter commencing with the fiscal quarter ending December 31, 2002, maintain Liquid Assets of at least $30,000,000.

          (k) Schedule 1 to the Credit Agreement is hereby deleted in its entirety and a new Schedule 1 in the form of Schedule 1 (3-Year Credit Agreement) attached to this Amendment is hereby substituted therefor.

          (l) Schedule 1 to Exhibit B of the Credit Agreement is hereby deleted in its entirety and Schedule 1 to this Amendment is hereby substituted therefor.

          (m) Schedules 5.2, 5.5, 5.11, 7.9, 7.14, 7.15(a), 7.15(b), and 7.19 of
     the Credit Agreement are hereby amended in their entirety to be and to read the same as the corresponding schedules attached to the 364 Day Credit Agreement being executed as of the date of this Amendment.

     3. Ratification. The Borrower hereby ratifies, acknowledges, affirms and reconfirms its rights, interests and obligations under each Credit Document and agrees to perform each of its obligations thereunder as and when required. By executing this Amendment, the Borrower hereby further ratifies, acknowledges, affirms and reconfirms that each Credit Document, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, and that each such Credit Document, as amended hereby, is in full force and effect.

     4. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

          (a) The Borrower shall have executed and delivered this Amendment, and the Borrower shall have executed and/or delivered such other documents and instruments as Administrative Agent may require.

          (b) The representations and warranties set forth in Section 5 of this Amendment shall be true and correct.

          (c) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Administrative Agent and its legal counsel.


     5. Representations and Warranties. To induce the Administrative Agent and the Banks to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and that this Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended hereby, constitutes valid and binding obligations of the Borrower enforceable in accordance with its terms, (ii) no Default or Event of Default (after giving effect to this Amendment) has occurred and is continuing under the Credit Agreement or would result from the execution and delivery of this Amendment, and (iii) each of the representations and warranties set forth in Section 5 of the Credit Agreement, as amended hereby, is true and correct in all material respects as of the date hereof, except that if any such representation or warranty relates solely to an earlier date it need only remain true as of such date.

     6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     7. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

     8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Amendment may also be executed by facsimile and each facsimile signature hereto shall be deemed for all purposes to be an original signatory page.

     9. Costs. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent (including fees and expenses of counsel) incurred in connection with the negotiation and preparation of this Amendment or the syndication (whether incurred before or after the date hereof) of the Credit Agreement.

     10. Governing Law. The validity and interpretation of this Amendment and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflict of laws other than section 5-1401 of the New York General Obligations Laws.

     11. Miscellaneous. This Amendment shall be deemed to be a Credit Document.



           [- Remainder of Page Left Blank - Signature Pages Follow -]

         In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their duly authorized officers as of the day and year first above written.



                                     BLACK HILLS CORPORATION, a
                                     South Dakota corporation

                                     By:      _____________________________
                                     Name:    _____________________________
                                     Title:   _____________________________

                                     ABN AMRO BANK N.V., in its individual
                                     capacity as a Bank and as Administrative
                                     Agent

                                     By:      _____________________________
                                     Name:    David B. Bryant
                                     Title:   Senior Vice President &
                                              Managing Director

                                     By:      _____________________________
                                     Name:    _____________________________
                                     Title:   _____________________________

                                     UNION BANK OF CALIFORNIA, N.A.

                                     By:      _____________________________
                                     Name:    Robert J. Cole
                                     Title:   Vice President

                                     U.S. BANK, NATIONAL
                                     ASSOCIATION, in its individual capacity
                                     as a Bank and as Documentation Agent

                                     By:      _____________________________
                                     Name:    Sandra Vollmer
                                     Title:   Senior Lender

                                     BANK OF MONTREAL


                                     By:      _____________________________
                                     Name:    Ian M. Plester
                                     Title:   Director

                                     THE BANK OF NOVA SCOTIA

                                     By:      _____________________________
                                     Name:    F.C.H. Ashby
                                     Title:   Senior Manager Loan Operations

                                     CIBC INC., as a Lender

                                     By:      _____________________________
                                     Name:    M. Sanjeeva Senanayake
                                     Title:   Executive Director
                                              CIBC World Markets Corp. As Agent

                                     COBANK, ACB


                                     By:      _____________________________
                                     Name:    Cathleen Reed
                                     Title:   Assistant Vice President

                                     WELLS FARGO BANK, N.A.


                                     By:      _____________________________
                                     Name:    Thomas M. Foncannon
                                     Title:   Senior Vice President

                                     MIZUHO CORPORATE BANK, LTD.


                                     By:      _____________________________
                                     Name:    Nobuyasu Fukatsu
                                     Title:   Senior Vice President

                                     NATIONAL CITY BANK OF
                                     MICHIGAN/ILLINOIS


                                     By:      _____________________________
                                     Name:    Mark R. Long
                                     Title:   Senior Vice President

                                     NORDEUTSCHE LANDESBANK
                                     GIROZENTRALE NEW YORK/
                                     CAYMAN ISLANDS BRANCH


                                     By:      _____________________________
                                     Name:    Stephanie Finnen
                                     Title:   Vice President

                                     By:      _____________________________
                                     Name:    Joseph Haas
                                     Title:   Vice President

                                     CHANG HWA BANK, LOS ANGELES
                                     BRANCH


                                     By:      _____________________________
                                     Name:    Jim Chen
                                     Title:   Vice President and General Manager

                      SCHEDULE 1 (3-Year Credit Agreement)

                                  PRICING GRID

------------------ ------------------- ------------ ------------------- ------------------ --------------------
  If the Level      The Facility Fee       The       The L/C Fee Rate    The Eurodollar       The Base Rate
    Status Is           Rate is:       Utilization         is:             Margin is:          Margin is:
                                        Fee Rate
                                           is:
------------------ ------------------- ------------ ------------------- ------------------ --------------------
------------------ ------------------- ------------ ------------------- ------------------ --------------------
Level I Status     0.100%              0.100%       0.400%              0.400%                   0.000%
------------------ ------------------- ------------ ------------------- ------------------ --------------------
------------------ ------------------- ------------ ------------------- ------------------ --------------------
Level II Status    0.125%              0.125%       0.475%              0.475%                   0.000%
------------------ ------------------- ------------ ------------------- ------------------ --------------------
------------------ ------------------- ------------ ------------------- ------------------ --------------------
Level III Status   0.150%              0.150%       0.600%              0.600%                   0.000%
------------------ ------------------- ------------ ------------------- ------------------ --------------------
Level IV Status    0.175%              0.200%       0700%               0.700%                   0.000%
------------------ ------------------- ------------ ------------------- ------------------ --------------------
------------------ ------------------- ------------ ------------------- ------------------ --------------------
Level V Status     0.250%              0.250%       0.750%              0.750%                   0.000%
------------------ ------------------- ------------ ------------------- ------------------ --------------------
------------------ ------------------- ------------ ------------------- ------------------ --------------------
Level VI Status    0.6725%             0.500%       1.400%              1.400%                   0.400%
------------------ ------------------- ------------ ------------------- ------------------ --------------------


         Each change in a rating shall be effective as of the date it is announced by the applicable rating agency.

         In the event that the Moody's Rating and the S&P Rating fall in consecutive Levels, the rating falling in the lower Level (with Level I being the highest Level and Level VI being the lowest Level) shall govern for purposes of determining the applicable pricing pursuant to the above pricing grid. In the event that the Moody's Rating and the S&P Rating fall in non-consecutive Levels, the Level immediately above the Level in which the lower rating falls (with Level I being the highest Level and Level VI being the lowest Level) shall govern for purposes of determining the applicable pricing pursuant to the above pricing grid.

                      SCHEDULE 1 TO COMPLIANCE CERTIFICATE

                  Compliance Calculations for Credit Agreement

                       CALCULATION AS OF ________ __,200_


------------------------------------------------------------------ --------------------- ---------------------------
A.       Liens (Sec. 7.9(c), (d), and (g))
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------

         1.       Liens securing taxes or assessments or other     _____________________ (Answer should be yes)
                  government charges or levies equal to or less
                  than $20,000,000 (Section 7.9(c))
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         2.       Liens securing judgments or awards or surety     _____________________ (Answer should be yes)
                  or appeal bonds issued in connection therewith
                  equal to or less than $20,000,000 (Section
                  7.9(d))
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         3.       Is the aggregate amount of Indebtedness and      _____________________ (Answer should be yes)
                  other obligations consisting of (i) the
                  deferred purchase price of newly acquired
                  property or incurred to finance the
                  acquisition of personal property of Borrower
                  used in the ordinary course of business of
                  such Borrower, (ii) Capitalized Lease
                  Obligations, and (iii) the performance of
                  tenders, statutory obligations, bids, leases
                  or other similar obligations (other than for
                  borrowed money) entered into in the ordinary
                  course of business or to secure obligations on
                  performance bonds which is secured by Liens
                  equal to or less than 5% of Consolidated
                  Assets as reflected on the most recent balance
                  sheet delivered by Borrower (Section 7.9(g)).
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
B.       Sale and Leasebacks (Section 7.11)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         1.       Aggregate obligations under all Sale and         $____________________ (Line B1 not to exceed
                  Leasebacks arrangements (other than synthetic                          $30,000,000)
                  lease transactions excluded by Section 7.11)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
C.       Sale of Assets (Section 7.12)
------------------------------------------------------------------ --------------------- ---------------------------

                                       21

------------------------------------------------------------------ --------------------- ---------------------------
         1.       Net book value of assets (other than             $____________________ (Line C1 not to exceed
                  inventory, reserves and electricity in the                             10% of total consolidated
                  ordinary course of business) sold during this                          assets)
                  fiscal year
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
D.       Permitted Investments (Section 7.14)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         1.       Aggregate amount of Investments in Marketing     $____________________
                  Subsidiaries made after the Effective Date
                  (Section 7.14(o)(ii))
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         2.       Investments consisting of Guaranties of          $____________________
                  Indebtedness of Marketing Subsidiaries
                  existing on the Effective Date
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         3.       Intercompany loans permitted pursuant to         $____________________ Line E3
                  Section 7.15(e)(iii) owing by Marketing
                  Subsidiaries (Line E3)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         4.       Sum of Lines D1, D2 and D3                       $____________________
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         5.       Is Line D4 equal to or less than $10,000,000?    _____________________ (Answer should be yes)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         6.       Aggregate amount of Investments in Persons       $____________________ (Line D6 not to exceed
                  engaged in the lines of business described in                          $20,000,000)
                  clause (xii) of Section 7.8 (Section 7.14(k))
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
E.       Permitted Indebtedness (Section 7.15)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         1.       Secured Indebtedness except as set forth on      $____________________ (Line E1 not to exceed 5%
                  Schedule 7.15(b): (i) of BHP (ii) evidencing                           of Consolidated Assets)
                  the deferred purchase price of newly acquired property or
                  incurred to finance the acquisition of personal property of
                  Borrower or a Subsidiary used in the ordinary course of
                  business of the Borrower of a Subsidiary, (iii) constituting
                  Capitalized Lease Obligations or with respect to synthetic (or similar type) lease transactions, or (iv) incurred in
                  connection with the performance of tenders, statutory
                  obligations, bids, leases or other similar obligations (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on performance bonds
                  (Section 7.15(c))
------------------------------------------------------------------ --------------------- ---------------------------

                                       22


------------------------------------------------------------------ --------------------- ---------------------------
         2.       Intercompany loans owing by Borrower (Section    $____________________ (Must be subordinated to
                  7.15(e)(i)(x))                                                         Obligations)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         3.       Intercompany Indebtedness owing by Marketing     $____________________ (Line E3 not to exceed
                  Subsidiaries to Subsidiaries (Section                                  the difference between
                  7.15(e)(iii))                                                          (i) $10,000,000 less (ii)
                                                                                         the sum of  Lines E4 and
                                                                                         D1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         4.       Indebtedness consisting of Guarantees            $____________________ (Line E4 not to exceed
                  (including Long-Term Guaranties) of Marketing                          the difference between
                  Subsidiary Indebtedness  (Section 7.15(f))                             (i) $10,000,000 less (ii)
                                                                                         the sum of Lines E3 and
                                                                                         D1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         5.       Indebtedness of Marketing Subsidiaries under     $____________________ (Line E5 not to exceed
                  Marketing Subsidiary Excluded Credit                                   Marketing Subsidiary
                  Facilities (Section 7.15(g))                                           Indebtedness Limit)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
F.       Consolidated Net Worth (Section 7.16)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         1.       Consolidated Net Worth                           $____________________
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         2.       50% of aggregate Consolidated Net Income, if     $____________________
                  positive, from and including April 1, 2002
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         3.       Does Line F1 exceed sum of (i) $425,000,000      _____________________ (Answer should be yes)
                  plus (ii) line F2
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
G.       Recourse Leverage Ratio (Section 7.17)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         1.       consolidated Indebtedness                        $____________________
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         2.       Non-Recourse Indebtedness                        $____________________
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         3.       Recourse Indebtedness (Line G1 minus Line G2)    $____________________
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         4.       Indebtedness of Marketing Subsidiaries under     $____________________ (Not to exceed Marketing
                  Marketing Subsidiary Excluded Credit                                   Subsidiary Indebtedness
                  Facilities (Line E5)                                                   Limit)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         5.       Consolidated Net Worth                           $____________________
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         6.       Capital (Line G3 minus Line G4 plus Line G5)     $____________________
------------------------------------------------------------------ --------------------- ---------------------------

                                       23

------------------------------------------------------------------ --------------------- ---------------------------
         7.       Recourse Leverage Ratio                          _________:1.00        (ratio of (A) difference
                                                                                          between (x) Line G3 minus
                                                                                         (y) Line G4 to (B) Line
                                                                                         G6 not to exceed 0.65 to
                                                                                         1.00)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
H.       Fixed Charge Coverage Ratio (Section 7.18)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         1.       Consolidated Net Income for past four fiscal     $____________________
                  quarters
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         2.       Income taxes for past four fiscal quarters (to   $____________________
                  the extent subtracted in calculating H1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         3.       Consolidated Interest Expense for past four      $____________________ Insert amount from Line
                  fiscal quarters (to the extent subtracted in                           H18
                  calculating H1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         4.       Amortization expense for intangible assets       $____________________
                  for past four fiscal quarters (to the extent
                  subtracted in calculating H1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         5.       Depreciation expense for past four fiscal
                  quarters (to the extent subtracted in
                  calculating H1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         6.       Losses on sales of assets (excluding sales in    $____________________
                  the ordinary course of business) and other
                  extraordinary losses for past four fiscal
                  quarters (to the extent subtracted in
                  calculating H1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         7.       Interest income for past four fiscal             $____________________
                  quarters arising from traditional
                  investment activities with banks,
                  investment banks and other financial
                  institutions or relating to
                  governmental or other marketable
                  securities (to the extent added in
                  calculating H1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         8.       Gains on sales of assets (excluding sales in     $____________________
                  the ordinary course of business) and other
                  extraordinary gains for past four fiscal
                  quarters (to the extent added in calculating
                  H1)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         9.       Capital Expenditures for past four fiscal        $____________________
                  quarters
------------------------------------------------------------------ --------------------- ---------------------------

                                       24

------------------------------------------------------------------ --------------------- ---------------------------
         10.      Without duplication, any payments made by a
                  Consolidated Subsidiary constituting a
                  repayment of principal Indebtedness (other
                  than (x) the Obligations and (y) repayments of
                  principal made with the proceeds of a            $____________________
                  refinancing of such Indebtedness otherwise
                  permitted pursuant to this Agreement) or with
                  respect to a reserve, and
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         11.      Without duplication, any other mandatory
                  payment made by a Consolidated Subsidiary in
                  such period not included as an expense or loss   $____________________
                  in calculating Consolidated Net Income
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         12.      Consolidated EBITDA (sum of Lines H1, H2, H3,    $____________________
                  H4, H5 and H6 less sum of Lines H7, H8, H9,
                  H10 and H11)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         13.      Restricted Earnings for the past four fiscal     $____________________
                  quarters
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         14.      Adjusted Consolidated EBITDA (Line H12 minus     $____________________
                  Line H13)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         15.      All interest charges (including capitalized      $____________________
                  interest, imputed interest charges with
                  respect to Capitalized Lease Obligations  and
                  all amortization of debt discount and expense
                  and other deferred financing charges) of the
                  Borrower and its Subsidiaries on a
                  consolidated basis for such period determined
                  in accordance with GAAP, other than interest
                  charges relating to Non-Recourse Indebtedness
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         16.      All commitment or other fees payable in          $____________________
                  respect of the issuance of standby letters of
                  credit or other credit facilities for the
                  account of the Borrower or its Subsidiaries
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         17.      Net costs/expenses incurred by the Borrower      $____________________
                  and its Subsidiaries under Derivative
                  Arrangements
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         18.      Consolidated Interest Expense (Sum of Lines      $____________________
                  H15, H16 and H17)
------------------------------------------------------------------ --------------------- ---------------------------

                                       25


------------------------------------------------------------------ --------------------- ---------------------------
         19.      The aggregate amount of all mandatory            $____________________
                  scheduled payments (whether designated as
                  payments or prepayments) and scheduled sinking
                  fund payments with respect to principal of any
                  Recourse Indebtedness of the Borrower or its
                  Subsidiaries (including payments in the nature
                  of principal under Capital Leases) for the
                  last 4 quarters
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         20.      Consolidated Fixed Charges (Sum of Lines H18     $____________________
                  and H19)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         21.      Fixed Charge Coverage Ratio (ratio of Lines      ________:1.00        (ratio must not be less
                  H14 to (ii) Line H20)                                                  than 1.50 to 1.00)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
I.       Liquidity Covenant (Section 7.26)
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         1.       Unrestricted cash at Borrower                    $____________________
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         2.       Unused availability of senior unsecured credit   $____________________
                  facilities available to Borrower
------------------------------------------------------------------ --------------------- ---------------------------
------------------------------------------------------------------ --------------------- ---------------------------
         3.       Liquid Assets (Line I1 plus Line I2)             $____________________ (amount must exceed
                                                                                         $30,000,000)
------------------------------------------------------------------ --------------------- ---------------------------
